SCHEDULE 14A INFORMATION

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Bogota Financial Corp.

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April 22, 2021

Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Bogota Financial Corp., the holding company for Bogota Savings Bank.

We will hold the meeting at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey on Thursday, May 27, 2021 at 11:00 a.m., local time. The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. We continue to monitor the public health impact of the coronavirus (COVID-19). The health and well-being of our employees, stockholders, directors, officers and other stakeholders are paramount. If public health developments warrant, we may change the date or location of the annual meeting, including the possibility that we may hold a virtual or online annual meeting. Any such change will be announced as promptly as practicable, through a filing with the Securities and Exchange Commission and on our website, as well as any other notification required by state law.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To ensure your shares are represented, we urge you to vote promptly by completing and mailing the enclosed proxy card or via the Internet or telephone. Voting instructions appear on the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted by Internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

Joseph Coccaro
President and Chief Executive Officer

Bogota Financial Corp.

819 Teaneck Road

Teaneck, New Jersey 07666

(201) 862-0660

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	11:00 a.m., local time, Thursday, May 27, 2021

PLACE	The Teaneck Marriott at Glenpointe
100 Frank W. Burr Boulevard
Teaneck, New Jersey 07666

ITEMS OF BUSINESS	(1) The election of one director to serve for a term of three years;

(2) The approval of the Bogota Financial Corp. 2021 Equity Incentive Plan;

(3) The ratification of the appointment of Crowe LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2021; and

(4) The transaction of any other business that may properly come before the meeting and any adjournment or postponement of the meeting. (Note: The Board of Directors is not aware of any other business to come before the meeting.)

RECORD DATE	To vote, you must have been a stockholder as of the close of business on April 12, 2021.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or telephone or by mail by completing and returning the accompanying proxy card in the accompanying self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Susanne C. Hartmann-Silva
Corporate Secretary

Teaneck, New Jersey

April 22, 2021

BOGOTA FINANCIAL CORP.

PROXY STATEMENT

GENERAL INFORMATION

Bogota Financial Corp. is providing this proxy statement to you in connection with the solicitation of proxies by its Board of Directors only for use at the 2021 annual meeting of stockholders and for any adjournment or postponement of the annual meeting. In this proxy statement, we may also refer to Bogota Financial Corp. as “Bogota Financial,” “we,” “our” or “us.” Bogota Savings Bank is the wholly-owned subsidiary of Bogota Financial. Bogota Financial is the majority-owned subsidiary of Bogota Financial, MHC, a mutual holding company.

We will hold the annual meeting at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey on Thursday, May 27, 2021 at 11:00 a.m., local time. We continue to monitor the public health impact of the coronavirus (COVID-19). The health and well-being of our employees, stockholders, directors, officers and other stakeholders are paramount. If public health developments warrant, we may change the date or location of the annual meeting, including the possibility that we may hold an annual or virtual annual meeting. Any such change will be announced as promptly as practicable, through a filing with the Securities and Exchange Commission and on our website, as well as any other notification required by state law.

We intend to mail this proxy statement and a proxy card to stockholders of record beginning on or about April 22, 2021.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 27, 2021

This proxy statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available on the Internet at www.cstproxy.com/bogotafinancialcorp/2021. The Annual Report includes our audited consolidated financial statements for the fiscal year ended December 31, 2020.

INFORMATION ABOUT VOTING

Who May Vote at the Meeting

You are entitled to vote your shares of Bogota Financial common stock that you owned as of the close of business on April 12, 2021. As of the close of business on that date, 14,425,441 shares of common stock were outstanding, of which 8,504,556 shares were owned by Bogota Financial, MHC and the remaining 5,920,885 shares were owned by public stockholders. Each share of common stock has one vote.

Our Articles of Incorporation provide that record holders of our common stock who beneficially own, either directly or indirectly, more than 10% of our outstanding shares (other than Bogota Financial, MHC) are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares

You may own your shares of common stock of Bogota Financial in one or more of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly through the Bogota Savings Bank 401(k) Savings Plan (the “401(k) Plan”) or the Bogota Savings Bank Employee Stock Ownership Plan (the “ESOP”).

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in “street name,” you are considered the beneficial owner of your shares and your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Refer to the voting instruction form that accompanies your proxy materials. If you want to vote your shares of common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

If you own shares of common stock indirectly through the 401(k) Plan or are a participant in the ESOP, see “Participants in the ESOP and 401(k) Plan” below.

Attending the Meeting

Stockholders are invited to attend the annual meeting. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. Examples of proof of ownership are a recent brokerage account statement or a letter from your bank or broker.

Quorum and Vote Required

Quorum. We will have a quorum and be able to conduct the business of the annual meeting if a majority of the outstanding shares of Bogota Financial common stock entitled to vote, represented in person or by proxy, is present at the meeting.

Votes Required for Proposals. At this year’s annual meeting, stockholders will vote to elect one director to serve for a term of three years. In voting on the election of the director (Item 1), you may vote in favor of the nominee or withhold your vote as to the nominee. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting.

In voting on the approval of the Bogota Financial Corp. 2021 Equity Incentive Plan (the “Equity Incentive Plan”) (Item 2), you may vote in favor of the proposal, vote against the proposal or abstain from voting. The approval of this proposal requires the affirmative vote of (1) a majority of the votes represented at the annual meeting and entitled to vote on the matter, including votes cast by Bogota Financial, MHC, and (2) a majority of the votes cast by stockholders other than Bogota Financial, MHC.

In voting on the ratification of the appointment of the independent registered public accounting firm (Item 3), you may vote in favor of the proposal, against the proposal or abstain from voting. The affirmative vote of a majority of the votes cast at the annual meeting is required to approve this proposal.

Because Bogota Financial, MHC owns more than 50% of the outstanding shares of Bogota Financial common stock, the votes cast by Bogota Financial, MHC will ensure the presence of a quorum and will decide the outcome of the vote on the election of the director (Item 1) and the ratification of the appointment of the independent registered public accounting firm (Item 3).

Effect of Not Casting Your Vote

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of the director (Item 1) and the approval of the Equity Incentive Plan (Item 2). Current regulations restrict the ability of your bank, broker or other holder of record to vote your shares on the election of directors and certain other matters on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other holder of record on how to vote on the election of the director or the approval of the Equity Incentive Plan, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank, broker or other holder of record, however, does continue to have discretion to vote any shares for which you do not provide instructions on how to vote on the ratification of the appointment of the independent registered public accounting firm (Item 3). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count the Votes

If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

Votes that are withheld and broker non-votes will have no effect on the outcome of the election of the director.

In counting votes on the proposal to approve the Equity Incentive Plan, abstentions will have the same effect as votes against the proposal, with respect to the requirement that the proposal is approved by a majority of the votes represented at the annual meeting and entitled to vote on the matter. Abstentions will not affect the outcome of the vote with respect to the requirement that the proposal is approved by a majority of the votes cast by stockholders other than Bogota Financial, MHC.

Broker non-votes and abstentions will have no effect on the proposal to ratify the appointment of the independent registered public accounting firm.

Voting by Proxy

The Board of Directors of Bogota Financial is sending you this proxy statement to request that you allow your shares of Bogota Financial common stock to be represented at the annual meeting by the persons named on the proxy card. All shares of Bogota Financial common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors.

The Board of Directors unanimously recommends a vote:

•	“FOR” the nominee for director;

•	“FOR” the approval of the Equity Incentive Plan; and

•	“FOR” the ratification of the appointment of Crowe LLP to serve as the independent registered public accounting firm for the year ending December 31, 2021.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment as to how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

Voting via the Internet or Telephone

Instead of voting by mailing a proxy card, registered stockholders can vote their shares of Bogota Financial common stock via the Internet or telephone. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting are set forth on the proxy card. The deadline for voting via the Internet or by telephone is 11:59 p.m., Eastern Time, on May 26, 2021.

Revoking Your Proxy

Whether you vote by mail or via the Internet or by telephone, if you are a registered stockholder, you may later revoke your proxy by:

•	sending a written statement to that effect to our Corporate Secretary;

•	submitting a properly signed proxy card with a later date;

•	voting via the Internet or by telephone at a later time so long as such vote is received by the applicable time and date set forth above for registered stockholders; or

•	voting in person at the annual meeting (Note: Attendance at the annual meeting will not in itself constitute revocation of your proxy).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from your bank, broker, trustee or nominee to change those instructions.

Participants in the ESOP and the 401(k) Plan

If you are a participant in the ESOP, you will receive a voting instruction card that reflects all the shares that you may direct the ESOP trustee to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but you may direct the trustee how to vote the shares of Bogota Financial common stock allocated to your ESOP account. The ESOP trustee will vote all unallocated shares of Bogota Financial common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions.

If you hold Bogota Financial common stock in the 401(k) Plan, you will receive a voting instruction card that reflects all shares that you may direct the 401(k) Plan trustee to vote on your behalf under the 401(k) Plan. Under the terms of the 401(k) Plan, you may direct the 401(k) Plan trustee how to vote the shares allocated to your account. If the 401(k) Plan trustee does not receive your voting instructions, the 401(k) Plan trustee will be instructed to vote your shares in the same proportion as the voting instructions received from other 401(k) Plan participants.

The deadline for returning your voting instruction cards to the ESOP trustee and/or the 401(k) Plan trustee is May 19, 2021.

CORPORATE GOVERNANCE

General

We periodically review and adopt corporate governance policies and procedures to ensure that we meet the highest standards of ethical conduct, report results with accuracy and transparency and fully comply with the laws, rules and regulations that govern our operations.

Director Independence

The Board of Directors currently consists of six members. Because Bogota Financial, MHC owns a majority of our outstanding common stock, we are a “controlled company” within the meaning of The NASDAQ corporate governance guidelines. As a “controlled company,” we are exempt from certain requirements, including that a majority of our Board of Directors be independent under those standards, and that executive compensation and director nominations be overseen by independent directors. However, at the present time, all of our directors are considered independent under the listing standards of the NASDAQ Stock Market, except for Joseph Coccaro, who serves as President and Chief Executive Officer of Bogota Financial and Bogota Savings Bank. There were no transactions that the Board of Directors needed to review that are not required to be reported under “Other Information Relating to Directors and Executive Officers—Transactions With Related Persons” that would bear in the determination of the independence of the directors.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairman of the Board and President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of these offices allows the President and Chief Executive Officer to better focus on his growing responsibilities of managing the daily operations of Bogota Financial and Bogota Savings Bank, while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management. Steven M. Goldberg currently serves as the Chairman of the Board and is considered independent under the listing standards of The NASDAQ Stock Market.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks Bogota Financial faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors must ensure that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attend Board meetings and are available to address any questions or concerns raised by the Board of Directors on risk management and any other matters.

Committees of the Board of Directors

The following table identifies Bogota Financial’s standing committees and their members as of April 12, 2021. All members of each committee are independent in accordance with the listing requirements of The NASDAQ Stock Market. Each committee operates under a written charter that is approved by the Board of Directors that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Corporate Governance portion of the Investor Relations section of Bogota Savings Bank’s website (www.bogotasavingsbank.com).

Director	Audit Committee		Compensation Committee		Governance and Nominating Committee
Joseph Coccaro
Bruce H. Dexter(1)			X
Gary Gensheimer	X		X	*	X
Steven M. Goldberg	X	*	X		X
John Masterson	X		X		X	*
John G. Reiner(2)
Number of meetings in 2020	4		2		1

*	Chairperson of the committee.
(1)	Mr. Dexter is retiring from the Board of Directors effective as of the 2021 Annual Meeting of Stockholders.
(2)	Mr. Reiner was appointed to the Board of Directors on February 28, 2021 as a result of Bogota Financial’s acquisition of Gibraltar Bank.

Audit Committee. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The committee also receives and reviews the reports and findings and other information presented to them by Bogota Financial’s officers regarding financial reporting policies and practices. The Audit Committee also reviews the performance of Bogota Financial’s independent registered public accounting firm, the internal audit function and oversees policies associated with financial risk assessment and risk management. The Audit Committee selects the independent registered public accounting firm and meets with them to discuss the results of the annual audit and any related matters. The Board of Directors believes that Mr. Goldberg qualifies as an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission.

Compensation Committee. The Compensation Committee approves the compensation objectives for Bogota Financial and Bogota Savings Bank, establishes the compensation for the Chief Executive Officer and other executives and establishes personnel policies. The Compensation Committee reviews all components of compensation including base salary, bonus, benefits and other perquisites. The

Chief Executive Officer makes recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for other officers. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.

The Compensation Committee also considers the appropriate levels and form of director compensation and makes recommendations to the Board of Directors regarding director compensation.

Governance and Nominating Committee. The Governance and Nominating Committee takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to Bogota Financial and monitoring compliance with these policies and guidelines. In addition, the Governance and Nominating Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It recommends director candidates for each committee for appointment by the Board.

Considerations Respecting Director Nominees and Candidates

Minimum Qualifications for Director Nominees. The Board of Directors has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in our Bylaws, which include an age limitation provision and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Board of Directors will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•

financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with our market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of our stockholders and the best interests of Bogota Financial;

•	the need for gender and ethnic diversity on the Board;

•	current equity holdings in Bogota Financial;

•	the ability to devote sufficient time and energy to the performance of his or her duties; and

•	independence, as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria.

The Board of Directors also will consider any other factors it deems relevant, including size of the Board of Directors and regulatory disclosure obligations.

When nominating an existing director for re-election to the Board of Directors, the Board of Directors will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Board of Directors follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Board of Directors relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities Bogota Savings Bank serves. The Board of Directors will also consider director candidates recommended by stockholders according to the policy and procedures set forth below. The Board of Directors has not used an independent search firm to identify nominees.

In evaluating potential nominees, the Board of Directors determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Board of Directors will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Consideration of Director Candidates Recommended by Stockholders. The Board of Directors will consider director candidates recommended by stockholders who appear to be qualified to serve on our Board of Directors. However, the Board of Directors may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board of Directors does not perceive a need to increase the size of the Board of Directors. The Board of Directors will consider only those director candidates recommended by stockholders in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Board of Directors, a stockholder should submit the following information in writing, addressed to the Chairman of the Board of Directors, care of the Corporate Secretary, at our main office:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;

•	The name and address of the stockholder as they appear on our books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of our capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•

A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address and the principal occupation of the candidate;

•	The candidate’s written consent to serve as a director;

•

A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on the Board of Directors; and

•	Such other information regarding the candidate or the stockholder as would be required to be included in our proxy statement pursuant to Regulation 14A of the Securities and Exchange Commission.

For a director candidate to be considered for nomination at an annual meeting of stockholders, the Board of Directors must receive the recommendation at least 120 calendar days before the date of our proxy statement for the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

The business of Bogota Financial and Bogota Savings Bank is conducted through meetings and activities of their respective Board of Directors and committees. During the year ended December 31, 2020, the Board of Directors of Bogota Financial held four meetings and the Board of Directors of Bogota Savings Bank held 12 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and of the committees on which that director served.

Director Attendance at Annual Meeting

While Bogota Financial has no formal policy on director attendance at annual meetings of stockholders, directors are encouraged to attend. All of the members of the Board of Directors attended the annual meeting of stockholders held on June 30, 2020.

Code of Ethics for Senior Officers

We have adopted a Code of Ethics for Senior Officers, which includes our principal executive officer and principal financial officer. The Code of Ethics for Senior Officers addresses conflicts of interest, the treatment of confidential information, and compliance with applicable laws, rules and regulations. In addition, it is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. The Code of Ethics for Senior Officers is available in the Corporate Governance portion of the Investor Relations section of Bogota Savings Bank’s website (www.bogotasavingsbank.com). Any amendments to and waivers from the Code of Ethics for Senior Officers will be disclosed in the Investor Relations section of Bogota Savings Bank’s website.

Employee, Officer and Director Hedging

Bogota Financial has not adopted a policy regarding the ability of officers, directors and employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of registrant equity securities.

The information provided under this Employee, Officer and Director Hedging section shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that Bogota Financial specifically incorporates this information by reference.

REPORT OF THE AUDIT COMMITTEE

Bogota Financial’s management is responsible for Bogota Financial’s internal controls and financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America (“GAAP”). The Audit Committee oversees Bogota Financial’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the financial statements were prepared in accordance with GAAP and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence from Bogota Financial and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether any non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of Bogota Financial’s internal controls, and the overall quality of its financial reporting.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of Bogota Financial’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expressed an opinion on the conformity of Bogota Financial’s consolidated financial statements to GAAP. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the financial statements are presented in accordance with GAAP, that the audit of the financial statements has been carried out in accordance with GAAP or that the independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Bogota Financial’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of the independent registered public accounting firm for the year ending December 31, 2021.

This Audit Committee Report will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Bogota Financial specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission under such Acts.

Audit Committee of the Board of Directors

of

Bogota Financial

Steven M. Goldberg, Chairman

Gary Gensheimer

John Masterson

DIRECTORS’ COMPENSATION

The following table sets forth for the year ended December 31, 2020 certain information as to the total remuneration paid to directors other than Mr. Coccaro, who receives no compensation for being a director.

	Year Ended December 31, 2020
Name	Fees earned or paid in cash	All Other Compensation(1)	Total
Bruce H. Dexter(2)	$68,450	$24,362	$92,812
Gary Gensheimer	68,450	23,773	92,223
Steven M. Goldberg	85,570	24,362	109,932
John Masterson	68,450	33,329	101,779
John G. Reiner(3)	—	—	—

(1)

Amounts represent the costs for the director’s medical insurance for the year ended December 31, 2020. Bogota Savings Bank has historically provided the costs of medical insurance to its directors. However, this benefit is not being provided to any new directors, including Mr. Reiner.

(2)	Mr. Dexter is retiring from the Board of Directors effective as of the 2021 Annual Meeting of Stockholders.
(3)	Mr. Reiner was appointed to the Board of Directors on February 28, 2021 as a result of Bogota Financial’s acquisition of Gibraltar Bank.

Amended and Restated Director Retirement Plan

Bogota Savings Bank maintains the Bogota Savings Bank Amended and Restated Director Retirement Plan, which is an unfunded, non-qualified pension plan to provide post-retirement benefits to each non-employee director who separates from service after the later of attaining age 65 or ten years of service but no later than age 75. The monthly retirement benefit is 100% of a director’s average annual retainer paid over a three-year period during which the highest annual retainer was received and payable for the same number of months the director served on the board of directors, up to a period of 120 months. Upon separation from service, the director will be subject to a two-year non-competition restriction. If the director’s service is terminated for cause (as such term is defined in the plan), all benefits under the plan will be forfeited. If separation from service occurs within three years following a change in control, the director will be treated as having completed ten years of service. If the director’s separation from service occurs within two years following a change in control, the retirement benefit will commence within 30 days following separation from service, paid in either 120 equal monthly installments or, if the director elected before December 31, 2008, a lump sum. If the director dies during service, then the director’s beneficiary will receive a survivor’s benefit equal to the full retirement benefit commencing on the director’s benefit eligibility date (as such term is defined in the plan). If the director’s service is terminated due to disability, the director will be entitled to the benefit commencing the first day of the month following the month in which the disability determination was made.

STOCK OWNERSHIP

The following table provides information as of April 12, 2021 about the beneficial owners known to Bogota Financial that own more than 5% of our outstanding common stock and the shares of common stock beneficially owned by each nominee for director, by each director, by each named executive officer and by all directors and executive officers as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown and none of the named individuals has pledged his or her shares.

	Number of Shares Owned		Percent of Common Stock Outstanding(1)

Bogota Financial, MHC 819 Teaneck Road Teaneck, NJ 07666	8,504,556		59.0%
Directors:
Joseph Coccaro	29,417	(2)	*
Bruce H. Dexter(3)	25,000	(4)	*
Gary Gensheimer	15,000		*
Steven M. Goldberg	25,000	(5)	*
John Masterson	82,452		*
John G. Reiner(6)	—		—
Named Executive Officers Who Are Not Directors:
Brian McCourt	11,614	(7)	*
Kevin Pace	16,905	(8)	*
All directors and executive officers as a group (12 persons)	229,080		1.59%

*	Less than 1%.
(1)	Based on 14,425,441 shares outstanding as of Apri1 12, 2021.
(2)	Includes 1,917 shares held in the ESOP and 10,000 shares held by his spouse.
(3)	Mr. Dexter is retiring from the Board of Directors effective as of the 2021 Annual Meeting of Stockholders.
(4)	Includes 10,000 shares held by his spouse.
(5)	Includes 10,000 shares held by his spouse.
(6)	Mr. Reiner was appointed to the Board of Directors on February 28, 2021 as a result of Bogota Financial’s acquisition of Gibraltar Bank.
(7)	Includes 9,697 shares held under the 401(k) Plan and 1,917 shares held in the ESOP.
(8)	Includes 4,119 shares held under the 401(k) Plan and 1,884 shares held in the ESOP.

ITEMS OF BUSINESS TO BE VOTED ON BY STOCKHOLDERS

Item 1 — Election of Directors

Bogota Financial’s Board of Directors consists of six members. Upon the retirement of Mr. Dexter concurrent with the 2021 Annual Meeting of Stockholders, the Board of Directors will consist of five members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominee for election is at this year’s annual meeting is Joseph Coccaro for a term of three years. Mr. Coccaro currently serves as director of both Bogota Financial and Bogota Savings Bank.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of the nominee named above. If the nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve.

The Board of Directors unanimously recommends a vote “FOR” the nominee for director.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years.

Director Nominee for Term Expiring in 2024

Joseph Coccaro has served as our President and Chief Executive Officer since 2008 and has been employed by Bogota Savings Bank since 2005, when he was initially hired to be our Chief Financial Officer. Mr. Coccaro served as the Controller of Liberty Bank, which was acquired by Northfield Bank in 2002, where he worked until joining Bogota Savings Bank. Mr. Coccaro has maintained a Certified Financial Planner designation since 1988 and Series 6 and Series 63 licenses since 1992. Mr. Coccaro’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which we serve affords the Board of Directors valuable insight regarding our business and operations. Mr. Coccaro’s knowledge of our business and history position him well to continue to serve as President and Chief Executive Officer. Age 63. Director since 2006.

Directors Continuing in Office with Terms Expiring in 2023

Steven M. Goldberg has served as Chairman of the Board since 2006. Prior to his retirement in March 2020, Mr. Goldberg was the Chief Operating Officer and Chief Financial Officer for 17 years of Cole Schotz, PC, a New Jersey-based law firm with offices throughout the United States that specializes in litigation, bankruptcy law, corporate issues and employment law. Prior to joining Cole Schotz, Mr. Goldberg was a Certified Public Accountant and managing partner at a public accounting firm for 29 years. Mr. Goldberg’s experience as an executive of a large national law practice brings valuable business, administrative and leadership skills to our board. In addition, he provides financial background and expertise in accounting matters. Age 71. Director since 2006.

John Masterson was a managing director in the equities division of Goldman Sachs for almost 25 years before his retirement in 2007. Mr. Masterson currently serves as a director of 50 South Capital Advisors, LLC, a global alternatives investment firm that is a wholly owned subsidiary of Northern Trust. Mr. Masterson also served as a director or Transparent Value, a London-based hedge fund from 2011 until 2016. Mr. Masterson’s considerable experience in investment banking, and capital markets and additional board service are valuable to us in many ways, including assisting in our assessment of sources and uses of capital. Age 61. Director since 2012.

Directors Continuing in Office with Terms Expiring in 2022

Gary Gensheimer was President of Control Associates, Inc., an engineering firm, until his retirement in December 2007, after 34 years with the company. Mr. Gensheimer provides valuable executive and business skills to the board. Age 73. Director since 2006.

John G. Reiner is the Chief Executive Officer of Reiner Insurance. Mr. Reiner served as a director of Gibraltar Bank from 2007 until Gibraltar Bank was acquired by Bogota Financial. As the owner and CEO of the Reiner Insurance Agency, Jack has over 33 years of insurance expertise in multiple lines of business. As a former member of the MetLife National Agency Advisory Board and current Safeco Agency Advisory Board member, Mr. Reiner provides consumer and product knowledge as well as competitive industry analysis to these carriers. In addition, he brings his skills in sales, marketing and risk management to our board. Age 55. Director Since 2021.

Executive Officers Who Are Not Directors

The following sets forth information regarding our executive officers who are not directors. Age information is as of December 31, 2020. The executive officers of Bogota Financial Corp. and Bogota Savings Bank are elected annually.

Brian McCourt, age 59, has served as our Executive Vice President and Chief Financial Officer since 2011.

Kevin Pace, age 42, has served as our Executive Vice President and Chief Risk Officer since November 2020 under which he has operational oversight over compliance, operations and IT. Prior to the appointment, Mr. Pace had served as Executive Vice President, Compliance, BSA since 2018.Prior to that, Mr. Pace had served in various banking positions at Bogota Savings Bank since 2013.

Robert Walsh, age 69, has served as Executive Vice President and Chief Lending Officer since Gibraltar Bank was acquired by Bogota Financial on February 28, 2021. Mr. Walsh served as President and Chief Executive Officer of Gibraltar Bank from January 2016 to February 2021. Mr. Walsh has served as an executive with over 30 years of experience in banking and mortgage banking. Mr. Walsh declared, and was subsequently discharged from, bankruptcy in 2018.

Item 2 — Approval of the Bogota Financial Corp. 2021 Equity Incentive Plan

The Board of Directors has adopted, subject to stockholder approval, the Bogota Financial Corp. 2021 Equity Incentive Plan (the “Equity Incentive Plan”). The Board of Directors believes that the adoption of the Equity Incentive Plan is in the best interests of Bogota Financial and its stockholders as a means of providing Bogota Financial and Bogota Savings Bank with the ability to retain, reward and, to the extent necessary, attract and incentivize its employees, officers and directors to promote growth, improve performance and further align their interests with those of Bogota Financial’s stockholders through the ownership of additional common stock of Bogota Financial.

The Board of Directors recommends a vote “FOR” the approval of the Equity Incentive Plan.

Why We Are Seeking Approval of the Equity Incentive Plan

Many companies with which we compete for directors and employees are stockholder-owned companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly-qualified officers, employees and directors by offering a competitive compensation program linked to the performance of our common stock. In addition, the Equity Incentive Plan further aligns the interests of our directors and management with the interests of our stockholders by increasing the ownership interests of directors and officers in the common stock of Bogota Financial.

We completed our mutual holding company reorganization and related minority stock offering on January 15, 2020. A substantial majority of financial institutions that complete a mutual holding company reorganization and related minority stock offering or a mutual-to-stock conversion have adopted an equity-based incentive plan following the transaction. Our prospectus made clear our intent to adopt an equity incentive plan and described the regulatory requirements potentially applicable to such a plan. Our prospectus also included the pro forma effect of awards granted under an equity incentive plan.

Highlights of the Equity Incentive Plan

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Share Reserve and Terms Generally Consistent with Industry Standards. In determining the size and terms of the Equity Incentive Plan, the Board of Directors and Compensation Committee considered a number of factors, including: (1) industry practices related to the adoption of equity-incentive plans by financial institutions following a mutual holding company reorganization or mutual-to-stock conversion; and (2) applicable federal and New Jersey banking regulations related to the adoption of equity-incentive plans by converted financial institutions in certain circumstances. In this regard (and as described below), the maximum number of shares of common stock that may delivered pursuant to the exercise of stock options is 4.9% of the number of shares of common stock issued in the reorganization and minority stock offering, as well as the shares issued to the mutual holding company, and the maximum number of shares of common stock that may be issued as restricted stock or restricted stock units is 1.96% of the number of shares of common stock issued in the reorganization and minority stock offering, as well as the shares issued to the mutual holding company.

•

Minimum Vesting Periods for Awards. Subject to limited exceptions in the event of death, disability or involuntary termination without cause following a change in control, the Equity Incentive Plan requires that awards may not vest more rapidly than over a period of one year.

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Limits on Grants to Directors and Employees. Consistent with applicable federal and New Jersey banking regulations related to the adoption of equity incentive plans by converted financial institutions in certain circumstances, the maximum number of shares of common stock, in the aggregate, that may be delivered to any individual non-employee director pursuant to the exercise of stock options and pursuant to the award of restricted stock or restricted stock units under the Equity Incentive Plan is 5% (30% in the aggregate for all non-employee directors) of the shares available under the plan for grant. The maximum number of shares of common stock that may be delivered to any individual employee pursuant to the exercise of stock options and pursuant to an award of restricted stock or restricted stock units is 25% of the shares available under the plan for grant.

•

Share Counting. The Equity Incentive Plan provides that, if an option or award is forfeited or expires, the shares covered by the award will be available for future grant. Shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grants.

•	No Repricing. The Equity Incentive Plan prohibits repricing and exchange of underwater options for cash or shares without stockholder approval.

•

No Single-Trigger Vesting of Time-Based Awards. The Equity Incentive Plan does not provide for vesting of time-based equity awards that are assumed by an acquiring corporation of Bogota Financial solely upon the occurrence of a change in control (i.e., a single trigger), without an accompanying involuntary termination of service (including a termination for good reason).

General

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, which is attached hereto as Appendix A. In the event of conflict between the terms of this disclosure and the terms of the Equity Incentive Plan, the terms of the Equity Incentive Plan will control.

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 902,605 shares of Bogota Financial common stock pursuant to grants of incentive and non-qualified stock options, restricted stock awards and restricted stock units. Of this number, the maximum number of shares of Bogota Financial common stock that may be issued under the Equity Incentive Plan pursuant to the exercise of stock options is 644,718 shares, and the maximum number of shares of Bogota Financial common stock that may be issued as restricted stock awards or restricted stock units is 257,887 shares. These amounts represent 4.9% and 1.96%, respectively, of the number of shares of common stock issued in the mutual holding company reorganization of Bogota Savings Bank and the stock offering of Bogota Financial, including the shares issued to Bogota Financial, MHC.

The Equity Incentive Plan will be administered by the members of the Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan. The Committee has full and exclusive power within the limitations set forth in the Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the purposes of the Equity Incentive Plan; and (4) interpreting the provisions of the Equity Incentive Plan and any award agreement. The Equity Incentive Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it. The Committee may, subject to the limitations set forth in the Equity Incentive Plan, grant stock options and awards of restricted stock or restricted stock units to themselves and other members of the Board of Directors, as well as to employees of Bogota Financial and its subsidiaries.

Except for accelerating the vesting of awards to avoid the minimum vesting requirements specified in the plan or accelerating the vesting requirements applicable to an award as a result of or in connection with a change in control, the Compensation Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided that such extension is consistent with Section 409A of the Internal Revenue Code.

Eligibility

All employees and directors (including directors emeriti and advisory directors) of Bogota Financial and its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options under the plan. As of April 12, 2021, there were five non-employee directors, five advisory directors and 70 employees eligible to participate and receive awards under the Equity Incentive Plan.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan. Awards will be evidenced by award agreements approved by the Committee and delivered to participants. The award agreements will set forth the terms and conditions of each award. Awards may be granted as incentive and non-qualified stock options, restricted stock awards or restricted stock units.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of the common stock on the date of grant. “Fair Market Value” for purposes of the Equity Incentive Plan means, if the common stock of Bogota Financial is listed on a securities exchange, the closing sales price of the common stock on the date of grant (or any other applicable date), or if the common stock was not traded on that date, then on the immediately preceding date on which sales were reported. If the common stock is not traded on a securities exchange, the Committee will determine the fair market value in good faith and on the basis of objective criteria consistent with the requirements of the Internal Revenue Code. Stock Options may not have a term longer than ten years from the date of grant.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) by tendering, either actually or constructively by attestation, stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Committee; or (6) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration, or any minimum consideration that may be required by applicable law. Restricted stock awards under the Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee consistent with the Equity Incentive Plan. Prior to awards vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to the common stock subject to the award. Unless otherwise determined by the Committee, dividends paid on unvested awards will be retained and distributed to the participant within 30 days of the vesting of the award.

Restricted Stock Units. Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. The limitation on the number of restricted stock awards available described above is also applicable to restricted stock units. Restricted stock units will be paid in shares of our common stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of stock, and are subject to vesting conditions and other restrictions set forth in the Plan or the award agreement. Participants have no voting rights with respect to any restricted stock units granted under the Plan. Dividends will not be paid on restricted stock units. The Committee is authorized to grant dividend equivalent rights with respect to restricted stock units available under the Plan. Dividend equivalent rights confer on the participant the right to receive payments equal to cash dividends or distributions with respect to all or a portion of the number of shares of stock subject to the award. Unless otherwise determined by the Committee, the dividend equivalent right will be paid at the same time as the shares subject to the restricted stock unit are distributed to the participant.

Limitations on Awards Under the Equity Incentive Plan

The following limits apply to awards under the Equity Incentive Plan:

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The maximum number of shares of common stock that may be available for awards under the Equity Incentive Plan is 902,605 shares, of which up to 644,718 shares of common stock may be issued pursuant to the exercise of stock options and 257,887 shares of common stock may be issued as restricted stock awards or restricted stock units.

•

The maximum number of shares of common stock that may be delivered to any employee pursuant to the exercise of stock options and pursuant to restricted stock awards or restricted stock units is 161,179 shares and 64,471 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 25% of the maximum number of shares of common stock that may be issued pursuant to the exercise of stock options and 25% of the number of shares of common stock that may be issued as restricted stock awards or restricted stock units.

•

The maximum number of shares of common stock that may be issued to any individual non-employee director pursuant to the exercise of stock options and as restricted stock awards or restricted stock units is 32,235 shares and 12,894 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 5% of the maximum number of shares of common stock that may be issued pursuant to the exercise of stock options and 5% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units. The Committee may, up to, but subject to these limitations and the other applicable limitations set forth in the Equity Incentive Plan, grant stock options and restricted stock or restricted stock units to themselves and other members of the Board of Directors.

•

The maximum number of shares of common stock that may be issued to all non-employee directors, in the aggregate, pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 193,415 shares and 77,366 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 30% of the maximum number of shares of common stock that may be issued pursuant to the exercise of stock options and 30% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units. The Committee may, up to but subject to these limitations and the other applicable limitations set forth in the Equity Incentive Plan, grant stock options and restricted stock or restricted stock units to themselves and other members of the Board of Directors.

In the event of a corporate transaction involving the stock of Bogota Financial (including, without limitation, any stock dividend, stock split or other special and non-recurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust the number and kind of securities available for grants of stock options, restricted stock awards or restricted stock units, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and restricted stock units, and the exercise price of stock options.

In addition, the Committee is authorized to make certain other adjustments to the terms and conditions of stock options, restricted stock awards and restricted stock units consistent with the terms of the plan.

The closing sale price of Bogota Financial’s common stock as quoted on The NASDAQ Stock Market on April 14, 2021 was $9.91.

Prohibition Against Repricing of Options. The Equity Incentive Plan provides that neither the Committee nor the Board of Directors may make any adjustment or amendment to the plan or an award that reduces or would have the effect of reducing the exercise price of a previously granted stock option.

Prohibition of Cash Buy-Outs of Underwater Stock Options. The Equity Incentive Plan provides that under no circumstances will any stock option granted under the Equity Incentive Plan with an exercise price that is greater than the fair market value of the Bogota Financial’s common stock be bought back by Bogota Financial without stockholder approval.

Prohibition on Transfer. Generally, all awards, except non-qualified stock options, granted under the Equity Incentive Plan will be non-transferable, except by will or in accordance with the laws of intestate succession. Awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-qualified stock options may be transferred for valid estate planning purposes in a manner consistent with the Internal Revenue Code and federal securities laws. During the life of the participant, awards may be exercised only by the participant. The Committee may permit a participant to designate a beneficiary to exercise stock options or receive any rights that may exist upon a participant’s death with respect to awards granted under the Equity Incentive Plan.

Performance Measures

The Committee may use performance measures for vesting purposes with respect to awards granted under the Equity Incentive Plan. The performance measures may include one or more of the following: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on assets; cash return on assets; return on equity; cash return on equity; return on tangible equity; cash return on tangible equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; operating efficiency ratio; financial return ratios; core earnings, capital; increase in revenue; total stockholder return; total shareholder return including special dividends; net operating income, operating income; net interest margin or net interest rate spread; cash flow; cash earnings; stock price; assets, growth in assets, loans or deposits, asset quality metrics, charge-offs, loan reserves, non-performing assets and loans, growth of loans, loan production volume,; non-performing asset ratio; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures

Performance measures may be based on the performance of Bogota Financial as a whole or of any one or more subsidiaries or business units of Bogota Financial or a subsidiary, may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.

Vesting of Awards

The Committee will specify the vesting schedule or conditions of each award. Unless the Committee specifies a different vesting schedule at the time of grant, awards under the Equity Incentive Plan, other than performance awards, must be granted with a vesting rate not exceeding 20% per year, with the initial installment vesting no earlier than the one-year anniversary of the date of grant. If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with Bogota Financial or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement. Notwithstanding anything to the contrary in the Equity Incentive Plan, awards under the plan may not vest more rapidly than over a period of one year, unless accelerated due to death, disability or involuntary termination of employment or service following a change in control. Vesting may be accelerated in the event of death, disability, or upon involuntary termination of employment or service following a change in control or, subject to the foregoing requirements and in a manner consistent with the plan, at the discretion of the Committee.

Change in Control

Unless otherwise stated in an award agreement, at the time of an involuntary termination of employment or service following a change in control, all stock options then held by the participant will become fully vested and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option will be eligible for treatment as an incentive stock option if such stock option is exercised more than three months following involuntary termination of employment. At the time of an involuntary termination of employment or service following a change in control, all awards of restricted stock and restricted stock units will immediately become fully vested. In the event of a change in control, any performance measures will be deemed satisfied at the “target” level as of the date of the change in control and vest pro-rata based on the portion of the performance period elapsed at the date of the change in control, unless data supports and the Committee certifies that the performance measures have been achieved at a level higher than the target level as of the effective date of the change in control, in which case, the performance award will vest at the higher level.

Notwithstanding the foregoing, if an acquiring corporation of Bogota Financial fails to assume the awards granted under the Equity Incentive Plan, with the exception of performance awards, or fails to convert such awards to awards for the acquiring corporation’s stock options, restricted stock or restricted stock units, such awards will vest immediately upon the effective time of the change in control.

Forfeiture

The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon certain events, including: termination of employment for cause; termination of the provision of services to the Bogota Financial or any subsidiary; any violation of material policies of Bogota Financial or its subsidiaries; breach of non-competition, confidentiality or other restrictive covenants that apply to the participant; or any other conduct that is detrimental to the business or reputation of Bogota Financial or any subsidiary.

If Bogota Financial is required to prepare an accounting restatement due to the material non-compliance of Bogota Financial, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse Bogota Financial the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2020 Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors from time to time.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or the affected beneficiary’s) written consent. The Board of Directors may not amend the Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the plan (other than as provided in the Equity Incentive Plan), or materially modify the requirements for participation in the plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the plan or an award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of Bogota Financial.

Duration of Plan

The Equity Incentive Plan will become effective upon approval by the stockholders at this meeting. The Equity Incentive Plan will remain in effect as long as any award under it is outstanding; however, no awards may be granted under the Equity Incentive Plan on or after the ten-year anniversary of the effective date of the plan. At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the current federal income tax consequences with respect to awards under the Equity Incentive Plan:

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Bogota Financial will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of the acquired shares will be treated as capital gains and losses, with the cost basis in the shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant, provided the participant was, without a break in service, an employee of Bogota Financial or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant becomes disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of the stock option, then, upon disposition of the acquired shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (1) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Bogota Financial will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant will not realize taxable income at the time of the grant of restricted stock, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will recognize ordinary income equal to the then fair market value of those shares and Bogota Financial will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in the shares equal to the fair market value of the shares at the time of the later of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and Bogota Financial will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be recognized. A restricted stock unit does not have voting rights or dividend rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

Withholding of Taxes. Bogota Financial may withhold amounts from participants to satisfy tax withholding requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the tax withholding requirements, provided such withholding does not trigger adverse accounting consequences.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of employment or service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude a deduction by Bogota Financial with respect to the awards.

Tax Advice. The preceding discussion is based on federal tax laws and regulations currently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. Bogota Financial suggests participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Bogota Financial is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board of Directors has adopted the Equity Incentive Plan, contingent upon stockholder approval. If the Equity Incentive Plan is approved by stockholders, the Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees, and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote and Recommendation of the Board of Directors

To approve the Equity Incentive Plan, the proposal must receive the affirmative vote of (1) a majority of the votes represented at the annual meeting and entitled to vote on the matter, including votes cast by Bogota Financial, MHC, as well as (2) a majority of the votes cast by stockholders other than Bogota Financial, MHC.

Item 3 — Ratification of Appointment of Independent Registered Public Accounting Firm

Crowe LLP served as our independent registered public accounting firm for the year ended December 31, 2020. The Audit Committee of the Board of Directors has appointed Crowe LLP to serve as the independent registered public accounting firm for the year ending December 31, 2021, subject to ratification by stockholders. A representative of Crowe LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the appointment of the independent registered public accounting firm is not ratified by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Crowe LLP to serve as the independent registered public accounting firm for the year ending December 31, 2021.

Audit Fees. The following table sets forth the fees that Crowe LLP billed to Bogota Financial, MHC for the years ended December 31, 2020 and 2019.

	2020	2019
Audit Fees	$160,000	$46,250
Audit-Related Fees(1)	—	220,000
Tax Fees	13,500	—
All Other Fees(2)	—	45,000

(1)	For 2019, consists of fees related to the initial public offering.
(2)	For 2019, consists of fees for the re-audit of 2018 financial statements under PCAOB requirements.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the firm does not provide any non-audit services to us prohibited by law or regulation.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid to or earned by our President and Chief Executive Officer and our two other most highly compensated executive officers for the years ended December 31, 2020 and 2019. Each individual listed in the table below is referred to as a “Named Executive Officer.”

Name and Principal Position	Year	Salary	Non-Equity Incentive Plan Compensation(1)	All Other Compensation(2)	Total
Joseph Coccaro	2020	$432,692	$306,715	$43,090	$782,497
President and Chief Executive Officer	2019	400,770	243,700	25,200	669,670
Brian McCourt	2020	$228,077	$63,899	$43,090	$335,066
Executive Vice President and Chief Financial Officer	2019	225,529	50,480	23,846	299,855
Kevin Pace	2020	$210,730	$68,950	$42,740	$322,420
Executive Vice President, Chief Risk Officer	2019	165,922	57,149	19,728	242,799

(1)	Amounts in this column were earned under the Executive Bonus Plan, as described below.
(2)	2020 amounts represent the amounts contributed to the Bank’s 401(k) Plan and the ESOP by the Bank. Does not include perquisites, which did not exceed $10,000 for any of the Named Executive Officers.

Agreements and Benefit Plans

Employment Agreement with Joseph Coccaro. Bogota Savings Bank maintains an employment agreement with Mr. Coccaro. The agreement has a term that initially ends on December 31, 2022. Beginning on January 1, 2021 and each January 1 thereafter, the term of the agreement extends automatically for one additional year so that the term will be three years from the date of such renewal unless either Bogota Savings Bank or Mr. Coccaro gives written notice no later than 30 days before the renewal date that the term will not be renewed. At least 30 days prior to each renewal date, disinterested members of the Board of Directors of Bogota Savings Bank will conduct a comprehensive performance evaluation of Mr. Coccaro’s performance to determine whether to renew the employment agreement.

The employment agreement specifies Mr. Coccaro’s base salary, which may be increased, but not decreased. In addition to the base salary, the agreement provides that Mr. Coccaro will be eligible to participate in any bonus plan or arrangement of Bogota Savings Bank in which senior management is eligible to participate and/or may receive a bonus on a discretionary basis, as determined by the Compensation Committee. Mr. Coccaro is also entitled to participate in all employee benefit plans, arrangements and perquisites offered to the senior management of Bogota Savings Bank and the reimbursement of reasonable travel and other business expenses incurred in the performance of his duties with Bogota Savings Bank, including memberships in organizations as the executive and the board mutually agree are necessary and appropriate. Mr. Coccaro is also entitled to receive a Company automobile and will be reimbursed for the reasonable expenses for its use.

Bogota Savings Bank may terminate the executive’s employment, and Mr. Coccaro may resign, at any time with or without good reason. In the event of Mr. Coccaro’s termination without cause other than due to death or disability or voluntary resignation for “good reason” (a “qualifying termination event”), Bogota Savings Bank would pay Mr. Coccaro cash equal to the base salary he would have earned had he remained employed for the greater of: (1) the remaining term of the employment agreement; or (2) 24 months. Payments will be payable to Mr. Coccaro in equal bi-weekly installments for the greater of either the remaining term of the agreement or 24 months, commencing within 60 days following his date of termination. In addition, Mr. Coccaro would receive 18 consecutive monthly cash payments equal to his monthly COBRA premium in effect as of the date of termination for the level of coverage in effect for Mr. Coccaro under Bogota Savings Bank’s group health plan, so long as an election for COBRA coverage is made. A “good reason” condition for purposes of the employment agreement would include: a reduction in base salary; a material reduction in authority, duties or responsibilities associated with Mr. Coccaro’s position with Bogota Savings Bank, including an adverse change such that Mr. Coccaro is no longer reporting to the board; a relocation of Mr. Coccaro’s principal place of employment by more than 25 miles from Bogota Savings Bank’s main office; or a material breach of the employment agreement by Bogota Savings Bank.

In the event of a qualifying termination event occurring on or after a change in control of Bogota Financial or Bogota Savings Bank, Mr. Coccaro would be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to three times the sum of his: (A) base salary in effect as of the date of his termination or immediately prior to the change in control, whichever is higher; and (B) the average annual cash bonus earned for the three most recently completed performance periods prior to the change in control. Such payment is payable in bi-weekly installments for a period of three years, commencing within 30 days following Mr. Coccaro’s date of termination. In addition, Mr. Coccaro would receive 18 consecutive monthly cash payments equal to his monthly COBRA premium in effect as of the date of termination for the level of coverage in effect for Mr. Coccaro under Bogota Savings Bank’s (or successor’s) group health plan immediately before his termination, regardless if an election for COBRA coverage is made.

The employment agreement would immediately terminate upon the earlier of Mr. Coccaro’s voluntary resignation without good reason or, termination for cause, death or disability, in which Bogota Savings Bank would have no obligation to pay any additional severance benefits to Mr. Coccaro under the employment agreement.

Upon termination of employment (other than a termination in connection with a change in control), Mr. Coccaro will be required to adhere to one-year non-competition and non-solicitation restrictions set forth in his employment agreement.

Change in Control Agreements. Bogota Savings Bank maintains change in control agreements with Messrs. McCourt and Pace. The change in control agreements have terms that initially end on December 31, 2022. Beginning on January 1, 2021 and each January 1 thereafter, each agreement extends automatically for one additional year so that the remaining term will be three years from such date of renewal unless either Bogota Savings Bank or the executive gives written notice no later than 30 days before such renewal date that an agreement will not be renewed. At least 60 days prior to each anniversary date of the change in control agreements, disinterested members of the Board of Directors of Bogota Savings Bank will conduct a comprehensive performance evaluation of each executive’s performance to determine whether to renew his change in control agreement. Notwithstanding the foregoing, if Bogota Financial or Bogota Savings Bank enters into a transaction that would be considered a change in control as defined under the agreements, the term of the agreements would extend automatically so that they would expire no less than two years beyond the effective date of the change in control.

Upon termination of the executive’s employment by Bogota Savings Bank without “cause” or by the executive with “good reason” on or after the effective date of a change in control of Bogota Financial or Bogota Savings Bank, the executive would be entitled to a severance payment equal to two times the sum of the executive’s: (A) base salary in effect as of the date of his termination or immediately prior to the change in control, whichever is higher; and (B) average annual cash bonus earned for the three most recently completed performance periods prior to the change in control. Such payment is payable in equal bi-weekly installments for two years, commencing within 30 days following the executive’s date of termination. In addition, each executive would receive 12 consecutive monthly cash payments equal to his monthly COBRA premium in effect as of the date of termination for the level of coverage in effect for the executive under Bogota Savings Bank’s (or successor’s) group health plan, regardless if an election for COBRA coverage is made.

A “good reason” condition for purposes of each change in control agreement would include: a material reduction in base salary; a material reduction in authority, duties or responsibilities associated with the executive’s position with Bogota Savings Bank; a relocation of the executive’s principal place of employment by 25 miles or more from Bogota Savings Bank’s main office; or a material breach of the change in control agreement by Bogota Savings Bank.

Executive Bonus Plan. Bogota Savings Bank adopted the Executive Bonus Plan for its executive officers who are approved annually by the Board of Directors. The Named Executive Officers are participants in the Executive Bonus Plan. The Executive Bonus Plan is designed to provide participants with incentives and motivation to increase Bogota Savings Bank’s profitability and growth while maintaining its safety and soundness. The Executive Bonus Plan provides annual incentive awards to participants based on overall bank-wide, department and/or individual performance goals established annually, which are determined by using performance history, peer data, market data and the Compensation Committee’s judgment based on previous experience and projected market conditions.

Each participant can achieve annual incentive awards, depending on the satisfaction of certain performance goals. Each performance goal established is weighted. The annual performance period under the Executive Bonus Plan is a 12-month period ending on December 31 (the “plan year”). For the 2020 plan year, the performance goals established were based on: (1) net income; (2) overall performance results based on return on assets, return on equity and efficiency ratio relative to a peer group; and (3) individual goals linked to the executive’s position with Bogota Savings Bank, including adherence to the Bank’s strategic business plan, achievement of minimum performance goals related to safety and soundness and achievement of budget income results.

Each participant’s annual incentive award is payable in a cash lump sum as soon as practicable following the completion of the plan year, provided, however, that such payment will be made no later than two and one-half months following the end of the plan year. A participant must be actively employed on the last day of the plan year to receive the annual incentive award. Based on the foregoing, Messrs. Coccaro, McCourt and Pace earned $306,715, $63,899 and $68,950, respectively, under the Executive Bonus Plan for the 2020 plan year.

Amended and Restated Supplemental Executive Retirement Plan. Bogota Savings Bank maintains an unfunded, non-qualified supplemental executive retirement plan (the “SERP”) for Mr. Coccaro to provide post-retirement benefits. The monthly retirement benefit is 15% of Mr. Coccaro’s average annual salary and bonus over the three consecutive year period ending on the date of separation from service and payable for a period of 120 months commencing on the later of attainment of age 65 or separation from service. Upon separation from service, as a condition of receiving the SERP benefit, Mr. Coccaro will be subject to a 12-month non-competition restriction. If Mr. Coccaro is terminated for cause (as such term is defined in the SERP), all benefits under the SERP will be forfeited. If separation from service occurs within two years following a change in control, the SERP benefit will commence within 30 days following separation from service. If Mr. Coccaro dies during employment with the Bogota Savings Bank, then his beneficiary will receive the SERP benefit commencing on Mr. Coccaro’s benefit eligibility date (as such term is defined in the SERP). If Mr. Coccaro’s employment is terminated due to disability, Mr. Coccaro will be entitled to the SERP benefit commencing the first day of the month following the month in which the disability determination was made.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Transactions with Related Persons

The federal securities laws generally prohibit publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Bogota Savings Bank, to their executive officers and directors in compliance with federal banking regulations. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. At December 31, 2020, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Bogota Financial or Bogota Savings Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original repayment terms at December 31, 2020 and were made in compliance with federal banking regulations.

We engaged the law firm of Dexter & Kilcoyne to provide legal services to Bogota Savings Bank. Mr. Dexter, one of our current directors, is a partner of the law firm. We paid the law firm $135,000 and $122,000 for legal services rendered to Bogota Savings Bank for 2020 and 2019, respectively. Mr. Dexter is retiring from the Board of Directors effective as of the 2021 Annual Meeting of Stockholders.

SUBMISSION OF STOCKHOLDER BUSINESS PROPOSALS AND NOMINATIONS

Bogota Financial must receive proposals that stockholders seek to include in the proxy statement for our next annual meeting no later than December 23, 2021. If next year’s annual meeting is held on a date that is more than 30 calendar days from May 27, 2022, a stockholder proposal must be received by a reasonable time before Bogota Financial begins to print and mail its proxy solicitation materials for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Our Bylaws provide that, for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice to the Corporate Secretary not less than 90 days nor more than 120 days before the date of the annual meeting. However, if less than 90 days’ notice or prior public disclosure of the annual meeting is given to stockholders and the date of the annual meeting is advanced more than 30 days before or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, such notice must be delivered not later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed to stockholders or public disclosure of the annual meeting date was made. A copy of the Bylaws may be obtained by contacting our Corporate Secretary.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board of Directors or an individual director should do so in writing to Bogota Financial Corp., 819 Teaneck Road, Teaneck, New Jersey 07666. Depending on the subject matter, the Secretary will forward the communication, handle the inquiry directly, or not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic or is unduly hostile, threatening, illegal or otherwise inappropriate. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, at the same address. All other communications should be sent in writing to the attention of the President and Chief Executive Officer, at the same address.

MISCELLANEOUS

Bogota Financial will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of Bogota Financial common stock. Laurel Hill Advisory Group, LLC will assist us in soliciting proxies, and we have agreed to pay them a fee of $6,000 plus reasonable expenses for their services. In addition to soliciting proxies by mail, our directors, officers and regular employees may solicit proxies personally or by telephone without receiving additional compensation.

Bogota Financial’s Annual Report on Form 10-K is included with this proxy statement. Any stockholder who has not received a copy of Annual Report on Form 10-K may obtain a copy by writing to our Corporate Secretary or by accessing a copy online. See “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 27, 2021.” The Annual Report on Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning a proxy card or by voting via the Internet or telephone.

APPENDIX A

BOGOTA FINANCIAL CORP.

2021 Equity Incentive Plan

ARTICLE 1 — GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of the Bogota Financial Corp. 2021 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Bogota Financial Corp. (the “Company”), and its Subsidiaries, including Bogota Savings Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of additional shares of common stock of the Company and/or through compensation tied to the value of the Company’s common stock. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary date of the Effective Date.

Section 1.2 Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”) in accordance with Section 5.1.

Section 1.3 Participation. Each individual who is granted and holds an Award in accordance with the terms of the Plan shall be a Participant in the Plan (a “Participant”). The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4 Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 — AWARDS

Section 2.1 General. Any Award under the Plan may be granted singularly or in combination with another Award or other Awards. Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to the Award as evidenced in an Award Agreement. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control. Subject to the provisions of Section 2.2(d), an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation, the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include Stock Options, Restricted Stock and Restricted Stock Units and any Award may be granted as a Performance Award.

Section 2.2 Stock Options. A Stock Option is a grant that represents the right to purchase shares of Stock at an established Exercise Price.

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that specifies: (i) the number of shares of Stock covered by the Stock Option; (ii) the date of grant of the Stock Option and the Exercise Price; (iii) the vesting period or conditions to vesting or exercisability (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe. Any Stock Option may be either an Incentive Stock Option that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Option that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date on which the Plan is approved by the Board of Directors, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify it from ISO treatment, so that it becomes a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Option to be subject to Code Section 409A (unless, as modified, the Option complies with Code Section 409A).

(b) Other Terms and Conditions. A Stock Option shall be exercisable in accordance with its terms and conditions and during the periods established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to a 10% Stockholder). The Exercise Price of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if an ISO is granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an employee or director of an acquired entity. The payment of the Exercise Price shall be by cash or, subject to limitations imposed by applicable law, by any other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from the exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares of Stock obtained on exercise in payment of the Exercise Price (and if applicable, any tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares of Stock that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c) Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Option (i.e., a Stock Option with an Exercise Price as of an applicable date that is greater than the Fair Market Value of Stock as of the same date) that was granted under the Plan be bought back by the Company without stockholder approval.

(d) Prohibition Against Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Award’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.3 Restricted Stock.

(a) Grant of Restricted Stock. A Restricted Stock Award is a grant of a share of Stock for no consideration or such minimum consideration as may be required by applicable law, subject to a vesting schedule or the satisfaction of market conditions or performance conditions. Each Restricted Stock Award shall be evidenced by an Award Agreement that specifies (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall either be (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Bogota Financial Corp., dated [Date], made pursuant to the terms of the Bogota Financial Corp. 2021 Equity Incentive Plan, copies of which are on file at the executive offices of Bogota Financial Corp., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement.

or other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically or through book-entry format) in order to facilitate the paperless transfer of the Award. In the event Restricted Stock is not issued in certificate form, the Company and its transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of the Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Dividends. Unless the Committee determines otherwise, cash dividends or distributions, if any, declared with respect to shares of Stock subject to a Restricted Stock Award shall be retained by the Company and only distributed to a Participant within thirty (30) days after the vesting date of the underlying Restricted Stock Award. If the underlying Stock does not vest, the cash dividends held by the Company with respect to the Stock shall be forfeited by the Participant. No cash dividends shall be paid with respect to a Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in the Restricted Stock Award. Upon the vesting of Restricted Stock granted as a Performance Award, any cash dividends declared but not paid to the Participant during the vesting period shall be paid, without interest, within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award, whether or not performance-based, shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which the dividends were derived.

(ii) Voting Rights. Unless the Committee determines otherwise, a Participant shall have voting rights related to unvested, non-forfeited Restricted Stock and the voting rights may be exercised by the Participant.

(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. The direction for any of the shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or the other person who shall be independent of the Company, as the Committee shall designate (if the Participant is not the a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4 Restricted Stock Units.

(a) Grant of Restricted Stock Unit Awards. A Restricted Stock Unit is an Award denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Stock multiplied by the number of Restricted Stock Units being settled, or a combination of shares of Stock and cash. Each Restricted Stock Unit shall be evidenced by an Award Agreement that specifies (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Units; (iii) the Restriction Period and the vesting period (whether time- and/or performance-based); (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service.

(b) Other Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i) The Committee may impose any other conditions and/or restrictions on any Restricted Stock Unit Award as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and/or vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which shares of Stock may be listed, and/or holding requirements or sale restrictions placed by the Company upon vesting of Restricted Stock Units.

(ii) The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of grant of the Restricted Stock Unit for which the Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period or (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. A Dividend Equivalent Right, if any, shall be paid at the same time as the shares of Stock or cash subject to the Restricted Stock Unit are distributed to the Participant and is otherwise subject to the same rights and restrictions as the underlying Restricted Stock Unit.

Section 2.5 Vesting of Awards. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards) shall be granted with a vesting rate of twenty percent (20%) per year, with the initial installment vesting no earlier than the one-year anniversary of the date of grant, unless accelerated due to death, Disability, or an Involuntary Termination at or following a Change in Control. Notwithstanding the foregoing sentence, at least ninety-five percent (95%) of the Awards under the Plan shall vest no earlier than one (1) year after the date of grant, unless accelerated due to death, Disability, or an Involuntary Termination at or following a Change in Control. If the right to become vested in an Award (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be evidenced in an Award Agreement (subject to acceleration of vesting, to the extent permitted by the Plan, by the Committee (subject to the limitations set forth in this Section 2.5) or as set forth in the Award Agreement, in the event of the Participant’s death, Disability or an Involuntary Termination at or following a Change in Control).

Section 2.6 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain the exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to the rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not apply to an Award that is determined to constitute Deferred Compensation, if the discretionary authority would contravene Code Section 409A.

Section 2.7 Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the reason(s) for the Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and/or a Subsidiary and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or a Subsidiary and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or for Cause, Stock Options shall be exercisable only as to those shares of Stock that were immediately exercisable by the Participant at the date of termination, and the Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award or Restricted Stock Unit that had not vested as of the date of Termination of Service shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised (whether or not vested) and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c) Upon Termination of Service for reason of Disability or death, any Service-based Stock Options shall be exercisable as to all shares of Stock subject to an outstanding Award, whether or not then exercisable, and all Service-based Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Upon Termination of Service for reason of Disability or death, any Awards that vest based on the achievement of performance targets shall vest, pro-rata, by multiplying (i) the number of Awards that would be obtained based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at the actual achievement level) as of the date of Disability or death, by (ii) a fraction, the numerator of which is the number of whole months the Participant was in Service during the performance period and the denominator of which is the number of months in the performance period. Stock Options may be exercised for a period of one (1) year following a Termination of Service due to death or Disability; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event the Stock Option is exercised more than one (1) year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one (1) year following Termination of Service. No Stock Option shall be eligible for treatment as an ISO in the event the Stock Option is exercised more than three (3) months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(e) Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

(f) For purposes of the Plan, the term “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or Service on or after the attainment of age 65. An Employee who also serves as a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the board(s) of directors of the Company and any Subsidiary or affiliate in accordance with an applicable Company policy, following the provision of written notice to the board(s) of directors of the non-employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Company or a Subsidiary for purposes of vesting of Awards and exercise of Stock Options.

Section 2.8. Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or shares of Stock received upon exercise of a Stock Option for a period of time specified in the Award Agreement. The foregoing limitation shall not apply to the extent that an Award vests due to death, Disability or an Involuntary Termination at or following a Change in Control, or to the extent that (i) a

Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (ii) a Participant exercises a Stock Option by a net settlement, and in the case of (i) and (ii) herein, only to the extent of the shares are withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 — SHARES SUBJECT TO PLAN

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 902,605 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 644,718 shares of Stock, which represents 4.9% of the number of shares issued in connection with the reorganization of the Bank into the “two-tiered” mutual holding company structure and the Company’s related minority stock issuance on January 15, 2020 (the “Reorganization”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 257,887 shares of Stock, which represents 1.96% of the number of shares issued in the Reorganization. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b) Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option, Restricted Stock or a Restricted Stock Unit, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the Exercise Price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised or Awards vested rather than by the net number of shares of Stock issued.

Section 3.3 Limitations on Grants to Individuals.

(a) Employee Awards.

(i) Stock Options—Employees. The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee under the Plan shall be 161,179 shares, all of which may be granted during any calendar year. This maximum amount represents approximately 25% of the maximum number of shares of Stock that may be delivered pursuant Stock Options under Section 3.2.

(ii) Restricted Stock Awards and Restricted Stock Units—Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards and Restricted Stock Units granted to any one Employee Participant under the Plan shall be 64,471 shares, all of which may be granted during any calendar year. This maximum amount represents approximately 25% of the maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units.

(b) Non-Employee Director Awards

(i) Stock Options – Non-Employee Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one individual non-Employee Director under the Plan shall be 32,235, all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may not receive more than 193,415, all of which may be granted during any calendar year. Such maximum amounts represent 5% and 30%, respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(ii) Restricted Stock Awards and Restricted Stock Units – Non-Employee Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one individual non-Employee Director under the Plan shall be 12,894, all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may not receive more than 77,366, all of which may be granted during any calendar year. Such maximum amounts represent five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.

(c) The aggregate number of shares of Stock available for grant under this Plan and the number of shares of Stock subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4 Corporate Transactions.

(a) General. In the event any recapitalization, reclassification, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or increase or decrease in the number of shares of Stock without consideration, or similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price. In addition, the Committee is authorized to adjust the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the first sentence in this paragraph) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b) Merger in Which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives the merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in the merger, consolidation or other business reorganization), all as determined by the Committee or the Board prior to the consummation of the merger, consolidation or other business reorganization. Similarly, any Restricted Stock or Restricted Stock Units which remain outstanding shall be assumed by and become Restricted Stock and/or Restricted Stock Units of the business entity which survives the merger, consolidation or other business reorganization. In the event the acquiring entity fails or refuses to assume the Company’s outstanding Awards: (i) any Service-based Awards shall vest immediately at or immediately prior to the effective time of the merger, consolidation or other business reorganization; (ii) any Awards subject to performance-based vesting conditions shall vest in the same manner as required under Section 4.1(c) hereof at the time of the merger, consolidation or other business reorganization, as if the holder thereof incurred an Involuntary Termination of Service on that date; and (iii) unless another treatment is specified in the documents governing the merger, consolidation or other business organization, in the case of vested Restricted Stock or Restricted Stock Units, holders thereof shall receive on the effective date of the transaction, the same value as received by a holder of a share of Stock, multiplied by the number of Restricted Stock or Restricted Stock Units held, and in the case of a holder of Stock Options, the holder shall receive the difference, in cash, between the aggregate Exercise Price of the holder’s outstanding Stock Options and the value exchanged for outstanding shares of Stock in the merger, consolidation or other business reorganization.

Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless the delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 — CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 2.5 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan:

(a) At the time of an Involuntary Termination at or following a Change in Control, all service-based Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one (1) year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event the Stock Option is exercised more than three (3) months following the termination of employment.

(b) At the time of an Involuntary Termination at or following a Change in Control, all Service-based Awards of Restricted Stock and Restricted Stock Units shall become fully earned and vested immediately.

(c) In the event of an Involuntary Termination at or following a Change in Control, a prorated portion of any Performance Awards will vest based on actual performance measured as of the most recent completed fiscal quarter. If actual performance cannot be determined, a prorated portion of the Performance Awards will vest at the target performance level. The pro-rata portion will be calculated based on a number of months worked during the performance period as a percentage of the total performance period.

(d) With respect to Awards other than Awards the vesting of which is subject to performance-based conditions, if the acquiring corporation fails to assume the Awards granted hereunder or to convert the Awards to awards for the acquiror’s stock options, restricted stock or restricted stock units, such awards shall vest immediately upon the effective time of the Change in Control.

Section 4.2 Definition of Change in Control. For purposes of this Plan, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a) Merger. The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b) Acquisition of Significant Share Ownership. There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than a Schedule 13G) required under Section 13(d) or 14(d) of the Exchange Act, that discloses that the filing person has or persons acting in concert have become the beneficial owner of 25% or more of a class of the Company’s or Bank’s voting securities; provided, however, this sub-section (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity in which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c) Change in Board Composition. During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s board of directors; provided, however, that for purposes of this sub-section (c), each director who is first elected by the board of directors (or first nominated by the board of directors for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of the period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of the period; or

(d) Sale of Assets. The Company or the Bank sells to a third party all or substantially all of its assets.

In addition, in no event shall a reorganization of Bogota Financial, MHC. (i.e., the mutual holding company), the Company and the Bank solely within its corporate structure or a second-step conversion constitute a Change in Control for purposes of the Plan.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding Stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur.

In addition, if an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, the Award is to be triggered solely by a Change in Control, then with respect to the Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of the transaction.

ARTICLE 5 — COMMITTEE

Section 5.1 Administration. The Plan shall be administered by the Committee. If the Committee consists of fewer than three (3) Disinterested Board Members, then the Board of Directors shall appoint to the Committee additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three (3) Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a) The Committee shall have the authority and discretion to select those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares of Stock covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award; provided, however, that the Committee shall not exercise its discretion to accelerate an Award within the first year following the date of grant or that is outstanding on the date of a Change in Control (which is subject to vesting in accordance with Section 4.1), or to extend the time period to exercise a Stock Option unless the extension is consistent with Code Section 409A.

(b) The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee shall have the authority to define terms not otherwise defined herein.

(d) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and bylaws of the Company and applicable corporate law.

(e) The Committee shall have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that the extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board of Directors who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant Awards under the Plan. The acts of the delegates shall be treated hereunder as acts of the Committee and the delegates shall report regularly to the Committee regarding the exercise of delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee any evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 — AMENDMENT AND TERMINATION

Section 6.1 General. The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Sections 2.6, 3.4 and 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award prior to the date the amendment is adopted by the Board of Directors; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or the Financial Accounting Standards Board (the “FASB”) subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 — GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right, evidenced by an Award Agreement, to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan or in an Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of the transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of the family members or to charitable organizations, and; provided, further, that the transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that the Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3 Designation of Beneficiaries. A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless the disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval (and any subsequent approval by the stockholders of the Company) shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Eligibility for Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.6 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other written information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.7 Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require the Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the amount required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of the shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to tax withholding requirements.

Section 7.8 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution or unanimous written consent of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board of directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or Subsidiary.

Section 7.9 Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or a majority of the business, stock, and/or assets of the Company.

Section 7.10 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.11 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.12 Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New Jersey without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the Bergen County, New Jersey, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.13 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.14 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of the Plan, but this Plan shall be construed and enforced as if the illegal or invalid provision has never been included herein.

Section 7.15 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

If a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Award Agreement.

Section 7.16 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. These events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.17 Awards Subject to Clawback. (a) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if the person was subject to Section 304 of the Sarbanes-Oxley Act of 2002.

(b) Awards granted hereunder are subject to any Clawback Policy that may be adopted by the Company from time to time, whether pursuant to the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, implementing regulations thereunder, or otherwise

Section 7.18 Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant (or other expiration date) may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on that date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable tax withholding requirements. Payment of the Exercise Price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable tax withholding.

Section 7.19 Regulatory Requirements. The grant and settlement of Awards shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 — DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns Stock possessing 10% of more of the total combined voting power of all classes of Stock of the Company.

(b) “Award” means any Stock Option, Restricted Stock Award or Restricted Stock Unit or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c) “Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement shall be provided (or made available electronically) to each Participant.

(d) “Board of Directors” means the Board of Directors of the Company.

(e) If the Participant is a party to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in the agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Company’s or the Bank’s (or other Subsidiary’s) Code of Ethics, material violation of the Sarbanes-Oxley Act of 2002 requirements for officers of public companies that in the reasonable opinion of either Chief Executive Officer of the Company or the Bank or the Board of Directors will likely cause substantial financial harm or substantial injury to the reputation of the Bank or the Company, willfully engaging in actions that in the reasonable opinion of the Board of Directors will likely cause substantial financial harm or substantial injury to the business reputation of the Bank or the Company, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f) “Change in Control” has the meaning ascribed to it in Section 4.2.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h) “Director” means a member of the Board of Directors, or of a board of directors of a Subsidiary, including a director emeritus or an advisory director.

(i) If the Participant is a party to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in that agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. In the absence of a long-term disability plan or to the extent that an Award is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant has been determined to be disabled by the Social Security Administration. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has occurred.

(j) “Disinterested Board Member” means a member of the Board of Directors who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who received compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary for the past three (3) years; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K or any successor provision thereto. The term Disinterested Board Member shall be interpreted in a manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(k) “Dividend Equivalent Right” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or shares of Stock, as applicable, equal to the amount of dividends paid on a share Stock, as specified in the Award Agreement.

(l) “Employee” means any person employed by the Company or a Subsidiary, including Directors who are also employed by the Company or a Subsidiary, or any person that was formerly employed by the Company or a Subsidiary who is a service provider to the Company or a Subsidiary.

(m) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules, regulations and guidance promulgated thereunder, as modified from time to to time.

(o) “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(p) “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on an Exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Code Section 409A.

(q) A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i) a material diminution in Participant’s base compensation;

(ii) a material diminution in Participant’s authority, duties or responsibilities;

(iii) a change in the geographic location at which Participant must perform his duties that is more than twenty-five (25) miles from the location of Participant’s principal workplace; or

(iv) notwithstanding the foregoing, in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(r) “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(s) “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(t) “Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.2.

(u) “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) designated as a Non-Qualified Option, (ii) granted to a Participant who is not an Employee; or (iii) granted to an Employee, but does not satisfy the requirements of Code Section 422.

(v) “Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied. Notwithstanding anything herein to the contrary, no Performance Award shall be granted under terms that will permit its accelerated vesting upon termination of Service (other than death or Disability or upon an Involuntary Termination following a Change in Control).

Performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on assets; cash return on assets; return on equity; cash return on equity; return on tangible equity; cash return on tangible equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; operating efficiency ratio; financial return ratios; core earnings, capital; increase in revenue; total stockholder return; total shareholder return including special dividends; net operating income, operating income; net interest margin or net interest rate spread; cash flow; cash earnings; stock price; assets, growth in assets, loans or deposits, asset quality metrics, charge-offs, loan reserves, non-performing assets and loans, growth of loans, loan production volume,; non-performing asset ratio; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in an earnings release or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify the performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(w) “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.3(a).

(x) “Restricted Stock Unit” has the meaning ascribed to it in Section 2.4(a).

(y) “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(z) “SEC” means the United States Securities and Exchange Commission.

(aa) “Securities Act” means the Securities Act of 1933, as amended and the rules, regulations and guidance promulgated thereunder and modified from time to time.

(bb) “Service” means service as an Employee or Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(cc) “Stock” means the common stock of the Company, $0.01 par value per share.

(dd) “Stock Option” has the meaning ascribed to it in Section 2.2.

(ee) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(ff) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided the leave of absence does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six-month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to which the Participant is providing Services.

(iv) Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an Employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the thirty-six (36) months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v) With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(gg) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean Eastern Time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of the gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States of America.

17868 Bogota Proxy Card Rev1- Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
Vote by Internet or Telephone – QUICK *** EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail
BOGOTA FINANCIAL CORP.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 26, 2021.

INTERNET –
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
VOTING ELECTRONICALLY OR BY PHONE.
MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Ù  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  Ù

PROXY

Please mark
your votes
like this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

1.
Election of Director

FOR
WITHHOLD
Nominee
AUTHORITY
listed to the left
for nominee

(1)	Joseph Coccaro

2.
Approval of the Bogota Financial Corp. 2021 Equity Incentive Plan.
FOR
AGAINST
ABSTAIN

3.
Ratification of the appointment of Crowe LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2021.
FOR
AGAINST
ABSTAIN

CONTROL NUMBER

Signature______________________Signature, if held jointly_____________________________________Date_____________, 2021 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

17868 Bogota Proxy Card Rev1Back Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders The 2021 Proxy Statement and the 2020 Annual Report to Stockholders are available at https://www.cstproxy.com/bogotafinancialcorp/2021 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS BOGOTA FINANCIAL CORP. The undersigned hereby appoints Steven M. Goldberg and John Masterson, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock held of record by the undersigned at the close of business on April 12, 2021 at the Annual Meeting of Stockholders of Bogota Financial Corp., to be held on May 27, 2021, or any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NOMINEE TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)

BOGOTA SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN

CONFIDENTIAL VOTING INSTRUCTIONS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2021

Dear ESOP Participant:

You are receiving the attached ESOP Vote Authorization Form to convey to Principal Trust Company (the “ESOP Trustee”) your voting instructions on the proposals to be presented at the Annual Meeting of Stockholders of Bogota Financial Corp. (the “Company”) to be held at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey on Tuesday, May 27, 2021 at 11:00 a.m., Eastern Time.

The Bogota Savings Bank Employee Stock Ownership Plan (the “ESOP”) allows participants to direct the ESOP Trustee how to vote the shares of common stock of the Company allocated to each participant’s ESOP account as of April 12, 2021, the record date for stockholders entitled to vote at the Annual Meeting.

The Company is forwarding this Confidential Voting Instruction Letter and ESOP Vote Authorization Form so that you may convey your voting instructions on the matters to be considered at the Annual Meeting or any adjournment thereof. To direct the voting of the shares allocated to your account, you must either complete, sign and date the ESOP Vote Authorization Form and return it in the accompanying postage-paid envelope or you may provide your voting instructions via telephone or the Internet, as described on the enclosed ESOP Vote Authorization Form.

Your voting instructions via telephone or the Internet must be provided or your ESOP Vote Authorization Form must be received no later than 11:59 p.m., Eastern Time, May 19, 2021. Your vote will not be revealed to the Company.

Your confidential vote and the votes of other participants will be tallied by the vote tabulator and the results provided to the ESOP Trustee who will:

1.

Vote the shares for which voting instructions are timely received in accordance with such instructions (if no instructions are specified and the ESOP Vote Authorization Form is returned signed, the ESOP Vote Authorization Form will be considered a vote for each of the proposals stated); and

2.

Vote the shares as to which no timely instructions have been received, in the same proportion as shares for which the ESOP Trustee has received timely voting instructions, subject to its fiduciary duties under ERISA. If you do not direct the ESOP Trustee how to vote the shares of Company common stock allocated to your account, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

YOUR INSTRUCTIONS ARE IMPORTANT. Vote by Internet or Telephone - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your phone or Internet vote instructions authorize BOGOTA FINANCIAL CORP. the ESOP Trustee to vote your shares in the same manner as if you marked, signed and returned this ESOP Vote Authorization Form. Vote instructions submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 19, 2021. INTERNET– www.cstproxyvote.com Use the Internet to submit your vote instructions. Have this ESOP Vote Authorization Form available when you access the above website. Follow the prompts to submit your vote instructions. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to submit your vote instructions. Have this ESOP Vote Authorization Form available when you call. Follow the instructions to submit your vote PLEASE DO NOT RETURN THE ESOP VOTE instructions. AUTHORIZATION FORM IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. MAIL – Mark, sign and date this ESOP Vote Authorization Form and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ESOP VOTE AUTHORIZATION FORM Please mark your votes X THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. like this 1. Election of Director FOR WITHHOLD 3. Ratification of the appointment of FOR AGAINST ABSTAIN Nominee AUTHORITY listed to the left for nominee Crowe LLP to serve as the independent registered public accounting firm for the (1) Joseph Coccaro fiscal year ending December 31, 2021. 2. Approval of the Bogota Financial Corp. FOR AGAINST ABSTAIN 2021 Equity Incentive Plan. CONTROL NUMBER Signature_______________________________________________________ Date_____________, 2021 Note: Please sign exactly as name appears on this ESOP Vote Authorization Form.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders The 2021 Proxy Statement and the 2020 Annual Report to Stockholders are available at https://www.cstproxy.com/bogotafinancialcorp/2021 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ESOP VOTE AUTHORIZATION FORM THIS ESOP VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF THE ESOP TRUSTEE BOGOTA FINANCIAL CORP. The undersigned hereby directs the trustee for the Bogota Savings Bank Employee Stock Ownership Plan (the “ESOP”) to vote the shares of Bogota Financial Corp. (the “Company”) common stock allocated to the undersigned’s ESOP account at the Annual Meeting of Stockholders to be held on May 27, 2021 or at any adjournment thereof. If this form is not returned in a timely manner, the shares of common stock allocated to the participant’s ESOP account will be voted in the same proportion as shares for which the ESOP Trustee has received timely voting instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Annual Meeting, shares will be voted by the ESOP Trustee in the manner intended to represent the best interest of participants and beneficiaries of the ESOP. At the present time, the ESOP Trustee knows of no other business to be brought before the Annual Meeting. THIS ESOP VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS ESOP VOTE AUTHORIZATION FORM WILL BE VOTED IN FAVOR OF ELECTING THE NOMINEE TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE ESOP TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS ESOP VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF THE ESOP TRUSTEE. (Continued, and to be marked, dated and signed, on the other side)

BOGOTA SAVINGS BANK 401(k) SAVINGS PLAN

CONFIDENTIAL VOTING INSTRUCTIONS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2021

Dear 401(k) Plan Participant:

You are receiving the attached 401(k) Plan Vote Authorization Form to convey to Principal Trust Company (the “401(k) Plan Trustee”) your voting instructions on the proposals to be presented at the Annual Meeting of Stockholders of Bogota Financial Corp. (the “Company”) to be held at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey on Thursday, May 27, 2021 at 11:00 a.m., Eastern Time.

The Bogota Savings Bank 401(k) Savings Plan (the “401(k) Plan”) allows participants to direct the 401(k) Plan Trustee how to vote the common stock of the Company allocated to each participant’s 401(k) Plan account. As a participant in the 401(k) Plan with an investment in the Company Stock Fund as of April 12, 2021, the record date for the Annual Meeting, you are entitled to instruct the 401(k) Plan Trustee how to vote the shares of Company common stock allocated to your account at the Annual Meeting by completing and returning the 401(k) Plan Vote Authorization Form.

To direct the voting of the shares allocated to your account, you must either complete, sign and date the 401(k) Plan Vote Authorization Form and return it in the accompanying postage-paid envelope or you may provide your voting instructions via telephone or the Internet, as described on the enclosed 401(k) Vote Authorization Form.

Your voting instructions via telephone or the Internet must be provided or your 401(k) Vote Authorization Form must be received no later than 11:59 p.m., Eastern Time, May 19, 2021. Your vote will not be revealed to the Company.

Your confidential vote and the votes of other participants will be tallied by the vote tabulator and the results provided to the 401(k) Plan Trustee who will:

1.

Vote the shares for which voting instructions are timely received in accordance with such instructions (if no instructions are specified and the 401(k) Plan Vote Authorization Form is returned signed, the 401(k) Plan Vote Authorization Form will be considered a vote for each of the proposals stated); and

2.

Vote the shares as to which no timely instructions have been received, in the same proportion as shares for which the 401(k) Plan Trustee has received timely voting instructions, subject to its fiduciary duties under ERISA. If you do not direct the 401(k) Plan Trustee how to vote the shares of Company common stock allocated to your account, the 401(k) Plan Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

17868 Bogota 401K-Rev1 Front YOUR INSTRUCTIONS ARE IMPORTANT. Vote by Internet or Telephone—QUICK ï^ï^ï^ EASY IMMEDIATE—24 Hours a Day, 7 Days a Week or by Mail Your phone or Internet vote instructions authorize BOGOTA FINANCIAL CORP. the 401(k) Plan Trustee to vote your shares in the same manner as if you marked, signed and returned your 401(k) Plan Vote Authorization Form. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 19, 2021. INTERNET – www.cstproxyvote.com Use the Internet to submit your vote instructions. Have this 401(k) Plan Vote Authorization Form available when you access the above website. Follow the prompts to vote your shares. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to submit your vote instructions. Have this 401(k) Plan Vote Authorization Form available when you call. Follow the instructions to submit your vote PLEASE DO NOT RETURN THE 401(K) PLAN VOTE instructions. AUTHORIZATION FORM IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. MAIL – Mark, sign and date your 401(k) Plan Vote Authorization Form and return it in the postage-paid envelope provided. ï³ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ï³ 401(K) PLAN VOTE AUTHORIZATION FORM Please mark your votes X THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. like this 1. Election of Director FOR WITHHOLD 3. Ratification of the appointment of FOR AGAINST ABSTAIN Nominee AUTHORITY listed to the left for nominee Crowe LLP to serve as the independent registered public accounting firm for the (1) Joseph Coccaro fiscal year ending December 31, 2021. 2. Approval of the Bogota Financial Corp. FOR AGAINST ABSTAIN 2021 Equity Incentive Plan. CONTROL NUMBER Signature_____________________________________Signature, if held jointly_____________________________________Date_____________, 2021 Note: Please sign exactly as name appears on this 401(k) Plan Vote Authorization Form.

17868 Bogota 401K Rev1Back Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders The 2021 Proxy Statement and the 2020 Annual Report to Stockholders are available at https://www.cstproxy.com/bogotafinancialcorp/2021 ï³ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ï³ 401(K) PLAN VOTE AUTHORIZATION FORM THIS 401(K) PLAN VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF THE 401(K) PLAN TRUSTEE BOGOTA FINANCIAL CORP. The undersigned is a participant in the Bogota Savings Bank 401(k) Savings Plan (the “401(k) Plan”) with shares of common stock of Bogota Financial Corp. (the “Company”) allocated to the undersigned’s 401(k) Plan account as of April 12, 2021. The undersigned hereby directs the 401(k) Plan Trustee to vote the shares of Company common stocks deemed allocated to the undersigned’s account, for which the undersigned is entitled to direct the 401(k) Plan Trustee to vote at the Annual Meeting of Stockholders to be held on May 27, 2021, or at any adjournment thereof. If this form is not returned in a timely manner, the shares of common stock allocated to the participant’s 401(k) Plan account will be voted in the same proportion as shares for which the 401(k) Plan Trustee has received timely voting instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Annual Meeting, shares will be voted by the 401(k) Plan Trustee in the manner intended to represent the best interest of participants and beneficiaries of the 401(k) Plan. At the present time, the Board of Directors knows of no other business to be brought before the Annual Meeting. THIS 401(K) PLAN VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE 401(K) PLAN VOTE AUTHORIZATION FORM WILL BE VOTED IN FAVOR OF ELECTING THE NOMINEE TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE 401(K) PLAN TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS 401(K) PLAN VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF 401(K) PLAN TRUSTEE. (Continued, and to be marked, dated and signed, on the other side)